REIT Exchange Fund
Update
June 20, 2013

Welcome to The RXF Update, the first of an ongoing series of email updates on the REIT Exchange Fund (“RXF”).  This newsletter is intended to keep you informed and up-to-date as RXF transaction moves ahead.

Status Report:  RXF is offering to exchange its shares for shares in a group of selected non-traded REITs (“Selected REITs”).  RXF and the exchange offer, along with all the terms and conditions of this transaction, are described in our initial registration statement on April 9, 2013 and amended on April 24, 2013 (“Registration Statement”).  We are now in the midst of the Securities and Exchange Commission (“SEC”) review process, during which our team is responding to comments from SEC staff and editing the Registration Statement.  We will not start the “official” exchange offer until our Registration Statement is declared “effective” by the SEC.  Because that process may take weeks, or even months, we are establishing the RXF Update to keep you informed.

In order to finalize and close the exchange offers, we have to accomplish several milestones:

➢	The SEC needs to declare the Registration Statement effective;
➢	Obtain approval from New York Stock Exchange to list RXF shares; and
➢	Obtain participation from investors representing more than $500 million worth of Selected REIT shares.

In addition, and perhaps most importantly, we are reaching out actively to the top financial advisory firms, traveling across the country with information and details about how RXF and the exchange will work.  The transaction will proceed only after we have sufficient interest from investors to meet the $500 million minimum size requirement, so it’s important that we help financial advisors support their clients’ decision whether or not to exchange non-traded REIT shares for RXF shares.  In addition, we are working with the leading players in the “back office” to establish processes to make accepting and exchange shares as streamlined as possible.

We are also moving through the New York Stock Exchange application process seeking to ensure that we’ll have the ability to list RXF shares immediately upon closing the exchange offers, subject to satisfaction of all the other conditions referred to in the Registration Statement.

What to Expect:  The exchange offers will take time to roll out, so please monitor our progress.  As we mentioned, it could takes weeks, or even months, for us to obtain all the necessary regulatory approvals and to satisfy all the minimum requirements to close this transaction.  In order to offer liquidity to holders of non-traded REITs, we’re combining features of several different types of transactions.  We are moving forward as quickly as possible, but also making sure we get input from all interested parties in order to get the maximum participation from investors.

For Trust Departments:  Stay in touch with us.  If you represent a trust department or are otherwise involved overseeing self-directed IRA’s that own shares in non-traded REITs, please note that the exchange offer is completely optional.  Clients will receive freely tradable shares in RXF if they choose to exchange.  Their shares will remain completely unchanged if they do not participate in the exchange.  Each client must determine what’s best for them.  RXF does not make recommendations on the merits of the transaction.

Market Developments:  Changes in Selected REITs and Pricing.  Since the date of our latest Registration Statement, Chambers Street Properties completed its listing on the New York Stock Exchange.  American Realty Capital launched and called off a tender offer for the shares of Cole Corporate Income Trust, Inc., which then filed with the SEC to publicly list its shares.   Hines Real Estate Investment Trust, Inc. decreased its dividend to 4%.  In our marketing discussions, we have requests from many market participants to include other REITs in the exchange offers.  As discussed in our Registration Statement, RXF may make changes to the terms of the exchange offers and add or subtract names to the list of Selected REITs as market conditions change.

That’s All for Now:  You can follow us at: www.reitexchangefund.com.  We appreciate your interest in RXF and look forward to keeping you up-to-date on our progress.  If you have questions, please contact Darren Rabenou drabenou@springassetmanagement or Chris Peters at cpeters@springassetmanagement.com.

The Registration Statement (including a preliminary prospectus) relating to RXF Common Shares has been filed with the SEC, but has not yet been declared effective. The information in the preliminary prospectus is not complete and may be changed. We may not exchange RXF Common Shares in the Exchange Offers until the Registration Statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

A copy of the preliminary prospectus may be obtained by visiting the SEC website at: www.sec.gov or RXF’s website at: www.reitexchangefund.com or by contacting RXF at: (305) 209-9898. Investors should consider the investment objective, risks and charges and expenses of RXF before investing. The prospectus will contain this and other information about RXF. Investors should read the prospectus carefully before investing.